                                EXHIBIT INDEX

EXHIBIT                                                             PAGE(S)

(3)-1      Amended Code of Regulations (amended April 21,         Incorporated
           1988), filed as Exhibit (3) to Form SE filed           by Reference
           on March 18, 1993

(3)-2      Amended Articles of Incorporation (amended                31-44
           January 26, 1989), filed as Exhibit (3) to
           Form 10-K filed on March 18, 1994

(4)-1      First Supplemental Indenture, dated as of May 4,       Incorporated
           1992, between TRINOVA Corporation and NBD Bank,        by Reference
           N.A., with respect to the issuance of $75,000,000 aggregate principal amount of TRINOVA Corporation
           7.95% Notes Due 1997, filed as Exhibit (4)-1
           Form SE filed on May 6, 1992

(4)-2      7.95% Notes Due 1997, issued pursuant to the           Incorporated
           Indenture, dated as of January 28, 1988, between       by Reference
           TRINOVA Corporation and NBD Bank, N.A. (formerly
           National Bank of Detroit), as supplemented by the First Supplemental Indenture, dated as of May 4,
           1992, between TRINOVA Corporation and NBD Bank,
           N.A., filed as Exhibit (4)-2 to Form SE filed on May 6, 1992

(4)-3      Officers' Certificate of TRINOVA Corporation,          Incorporated
           dated May 4, 1992, pursuant to Section 2.01 of         by Reference
           the Indenture, dated as of January 28, 1988, between TRINOVA Corporation and NBD Bank, N.A.
           (formerly National Bank of Detroit), as
           supplemented by the First Supplemental Indenture, dated as of May 4, 1992, between TRINOVA
           Corporation and NBD Bank, N.A., filed as Exhibit
           (4)-3 to Form SE filed on May 6, 1992

(4)-4      Rights Agreement, dated January 26, 1989, between      Incorporated
           TRINOVA Corporation and First Chicago Trust            by Reference
           Company of New York filed as Exhibit (2) to Form
           8-A filed on January 27, 1989, as amended by the First Amendment to Rights Agreement filed as
           Exhibit (5) to Form 8 filed on July 1, 1992

(4)-5      Form of Share Certificate for Common Shares, $5        Incorporated
           par value, of TRINOVA Corporation, filed as            by Reference
           Exhibit (4)-2 to Form SE filed on July 1, 1992

(4)-6      Fiscal Agency Agreement, dated as of October 26,       Incorporated
           1987, between TRINOVA Corporation, as Issuer,          by Reference
           and Bankers Trust Company, as Fiscal Agent, with respect to $100,000,000 aggregate principal amount of TRINOVA Corporation 6% Convertible
           Subordinated Debentures Due 2002, filed as
           Exhibit (4)-1 to Form SE filed on March 18, 1993

(4)-7      Indenture, dated as of January 28, 1988, between       Incorporated
           TRINOVA Corporation and NBD Bank, N.A.                 by Reference
           (formerly National Bank of Detroit), with respect to the issuance of $50,000,000 aggregate principal amount of TRINOVA Corporation 9.55% Senior Sinking
           Fund Debentures Due 2018, and the issuance of $75,000,000 aggregate principal amount of TRINOVA
           Corporation 7.95% Notes Due 1997, filed as Exhibit
           (4)-2 to Form SE filed on March 18, 1993

(10)-1     TRINOVA Corporation Plan for Optional Deferment        Incorporated
           of Directors' Fees (Restated January 25, 1990),        by Reference
           filed as Exhibit (10)-2 to Form SE filed on March 20, 1990

(10)-2     TRINOVA Corporation Directors' Retirement Plan         Incorporated
           (Restated  January 1, 1990), filed as Exhibit          by Reference
           (10)-3 to Form SE filed on March 20, 1990

(10)-3     Aeroquip Corporation Incentive Compensation            Incorporated
           Plan, filed as Exhibit (10)-4 to Form SE filed         by Reference
           on March 20, 1990

(10)-4     Vickers, Incorporated Incentive Compensation           Incorporated
           Plan, filed as Exhibit (10)-5 to Form SE filed         by Reference
           on March 20, 1990

(10)-5     TRINOVA Corporation Supplemental Benefit Plan          Incorporated
           (Restated January 1, 1989), filed as Exhibit           by Reference
           (19)-1 to Form SE filed on November 6, 1992

(10)-6     TRINOVA Corporation 1982 Stock Option Plan,            Incorporated
           filed as Exhibit (10)-1 to Form SE filed on            by Reference
           March 18, 1993

(10)-7     TRINOVA Corporation 1984 Incentive Compensation        Incorporated
           Plan, filed as Exhibit (10)-2 to Form SE filed         by Reference
           on March 18, 1993

(10)-8     TRINOVA Corporation 1987 Stock Option Plan,            Incorporated
           filed as Exhibit (10)-3 to Form SE filed on            by Reference
           March 18, 1993

(10)-9     Change in Control Agreement for Officers,              Incorporated
           filed as Exhibit (10)-4 to Form SE filed on            by Reference
           March 18, 1993 (the Agreements executed by the
           Company and various executive officers of the Company are identical in all respects to the form of Agreement filed as an Exhibit to Form SE except as to differences in the identity of the officers and the dates of execution, and as to other variations directly necessitated by said differences)

(10)-10    Change in Control Agreement for Non-officers,          Incorporated
           filed as Exhibit (10)-5 to Form SE filed on            by Reference
           March 18, 1993 (the Agreements executed by the
           Company and various non-officer employees of the Company are identical in all respects to the form of Agreement filed as an Exhibit to Form SE except as to differences in the identity of the employees and the dates of execution, and as to other variations directly necessitated by said differences)

(10)-11    TRINOVA Corporation 1994 Stock Incentive Plan,         Incorporated
           filed as Appendix A to the proxy statement for         by Reference
           the annual meeting to be held on April 21, 1994
           (such Plan is subject to shareholder approval at such annual meeting)

(10)-12    TRINOVA Corporation 1989 Non-Employee Directors'          45-52
           Equity Plan

(11)       Statement re Computation of Per Share Earnings              53

(13)       Portions of the 1993 Annual Report to Security            54-93
           Holders (to the extent incorporated by reference hereunder)

(21)       Subsidiaries of the Registrant                              94

(23)-1     Consent of Independent Auditors                             95

(23)-2     Consent of Independent Auditors                             96

(24)       Powers of Attorney                                        97-103

(99(i))-1  Revolving Credit Agreements, dated as of               Incorporated
           September 30, 1992, between TRINOVA Corporation        by Reference
           and The Bank of Tokyo Trust Company, Chemical
           Bank, Citicorp U.S.A, Dresdner Bank AG, The First
           National Bank of Chicago, Morgan Guaranty Trust
           Company of New York, J. P. Morgan Delaware, NBD
           Bank, N.A. and Union Bank of Switzerland, filed as Exhibit (4)-1 to Form SE filed on November 6,
           1992 (The Agreements executed by the Company and the various banks are identical in all respects to the form of Agreement filed as an Exhibit hereto except as to differences in the identity of the bank and the amount of the commitment
           [each as indicated in Exhibit A to the Agreement filed herewith] and other variations directly necessitated by said differences)

(99(i))-2  TRINOVA Corporation Directors' Charitable Award           104-106
           Program